UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2024

AltEnergy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40984	86-2157013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue
9th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(203) 299-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one- half of one Warrant	AEAEU	The Nasdaq Global Market
Class A common stock, par value $0.0001 per share	AEAE	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AEAEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 22, 2024, management of AltEnergy Acquisition Corp. (the “Company”) concluded that the Company’s previously issued (i) unaudited financial statements for the quarterly period ended June 30, 2023 included in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2023 (the “Q2 Affected Period”) and (ii) unaudited financial statements for the quarterly period ended September 30, 2023 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 3, 2023 (the “Q3 Affected Period”) should no longer be relied upon and should be restated to properly reflect the presentation and calculation of the capital contribution and related cost associated with certain non-redemption agreements entered into with certain stockholders of the Company in connection with the special meeting of stockholders of the Company held on April 28, 2023.

On March 24, 2024, management of the Company concluded that the Company’s previously issued (i) unaudited financial statements for the quarterly period ended March 31, 2023 included in the Company’s Quarterly Report on Form 10/Q, filed with the SEC on May 23, 2023 (the “Q1 Affected Period”), (ii) unaudited financial statements for the Q2 Affected Period and (iii) unaudited financial statements for the Q3 Affected Period should no longer be relied upon and should be restated to properly reflect as an expense the deferred consulting payments due to our chief financial officer if we complete our initial business combination.

As a result of the forgoing, the Company intends to restate its financial statements for the Q1 Affected Period in a form 10-Q/A (the “Q1 Form 10-Q/A”), for the Q2 Affected Period in a Form 10-Q/A (the “Q2 Form 10-Q/A”) and for the Q3 Affected Period in a Form 10-Q/A (the “Q3 Form 10-Q/A”).

Based on the circumstances described above, the Company’s management has concluded that a material weakness exists and a remediation plan with respect to such material weakness will be described in more detail in the Q1 Form 10-Q/A, Q2 Form 10-Q/A and the Q3 Form 10-Q/A.

The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K with the Company’s audit committee and Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTENERGY ACQUISITION CORP.

Date: March 27, 2024

	By:	/s/ Russell Stidolph
	Name:	Russell Stidolph
	Title:	Chief Executive Officer